                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


   We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 11, 1997, appearing on page 21 of The First American Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.



   /s/ Price Waterhouse LLP

   Costa Mesa, California
   July 30, 1997


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